May 2022 First Quarter 2022 Earnings Call Exhibit 99.2

Forward Looking Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “anticipates”, “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s annual reports on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission and available on the Partnership’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

CrossAmerica Business Overview Charles Nifong, CEO & President

First Quarter Operations Motor Fuel Gross Profit from the Wholesale Segment increased 54% $32.8 million in 1Q22 versus $21.3 million in 1Q21 Driven by both volume and fuel margin increases Overall Gross Profit for the Wholesale Segment increased 35% ($46.9 million for 1Q22 versus $34.9 million for 1Q21) Wholesale fuel volume increased 10% 320.2 million gallons distributed in 1Q22 versus 291.8 million gallons in 1Q21 The primary driver of the increase was the acquisition of assets from 7-Eleven Wholesale fuel margin increased 40% 10.2 cents in 1Q22 versus 7.3 cents in 1Q21 Benefited from company operated retail sites, better sourcing costs and market conditions Retail Segment’s Gross Profit increased $13.0 million or 66% year-over-year $32.7 million in 1Q22 versus $19.7 million in 1Q21 Increase driven by motor fuel (+93%) and merchandise (+61%) gross profit Same store fuel volume for the convenience store portfolio increased 4% from 1Q21 to 1Q22 Operating and General and Administrative (G&A) Expenses Operating Expenses increased $12.7 million primarily due to the increase in company operated sites as a result of the 7-Eleven acquisition G&A expenses declined $1.2 million in 1Q22 when compared to 1Q21 primarily driven by a decrease in acquisition related costs

CrossAmerica Financial Overview Maura Topper, Chief Financial Officer

First Quarter Results Summary OPERATING RESULTS (in thousands, except for distributions per unit and coverage) Three Months ended March 31, 2022 2021 % Change Net Income $5,047 ($3,967) 227% Gross Profit $78,830 $54,868 44% Adjusted EBITDA $31,968 $20,665 55% Distributable Cash Flow $24,248 $15,753 54% Weighted Avg. Diluted Units 37,959 37,891 0% Distribution Paid per LP Unit $0.5250 $0.5250 0% Distribution Attributable to Each Respective Period per LP Unit $0.5250 $0.5250 0% Distribution Coverage (Paid Basis – current quarter) 1.22x 0.79x 54% Distribution Coverage (Paid Basis – trailing twelve months) 1.39x 1.23x 13% Note: See the reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Capital Strength Maintain Distribution Rate Distributable Cash Flow of $24.2 million for the three-month period ended March 31, 2022 Distribution rate of $0.5250 per unit ($2.10 per unit annualized) attributable to the first quarter of 2022 Trailing twelve months coverage ratio was 1.39 times for the period ended March 31, 2022, compared to 1.23 times for the same period ended March 31, 2021 For the first quarter of 2022, the coverage ratio was 1.22 times compared to 0.79 times in the first quarter of 2021 Capital Expenditures A total of $8.9 million of capital expenditures during 1Q22 with $7.4 million of growth capex compared to $10.6 million of capital expenditures during 1Q21 with $9.2 million of growth capex Growth capital projects during the quarter primarily included the rebranding of sites (in the existing portfolio and acquired locations) Credit Facilities and Leverage Credit facilities (CAPL Credit Facility and JKM Credit Facility) Continue to manage debt levels with target leverage range of 4.0x – 4.25x Note: See the reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Appendix First Quarter 2022 Earnings Call

Non-GAAP Financial Measures Non-GAAP Financial Measures We use the non-GAAP financial measures EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio. EBITDA represents net income available to us before deducting interest expense, income taxes and depreciation, amortization and accretion (which includes certain impairment charges). Adjusted EBITDA represents EBITDA as further adjusted to exclude equity-based compensation expense, gains or losses on dispositions and lease terminations, net and certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain other discrete non-cash items arising from purchase accounting. Distributable Cash Flow represents Adjusted EBITDA less cash interest expense, sustaining capital expenditures and current income tax expense. The Distribution Coverage Ratio is computed by dividing Distributable Cash Flow by distributions paid. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are used as supplemental financial measures by management and by external users of our financial statements, such as investors and lenders. EBITDA and Adjusted EBITDA are used to assess our financial performance without regard to financing methods, capital structure or income taxes and the ability to incur and service debt and to fund capital expenditures. In addition, Adjusted EBITDA is used to assess the operating performance of our business on a consistent basis by excluding the impact of items which do not result directly from the wholesale distribution of motor fuel, the leasing of real property, or the day to day operations of our retail site activities. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are also used to assess the ability to generate cash sufficient to make distributions to our unitholders. We believe the presentation of EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio provides useful information to investors in assessing the financial condition and results of operations. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio should not be considered alternatives to net income or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio have important limitations as analytical tools because they exclude some but not all items that affect net income. Additionally, because EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio may be defined differently by other companies in our industry, our definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation The following table presents reconciliations of EBITDA, Adjusted EBITDA, and Distributable Cash Flow to net income, the most directly comparable U.S. GAAP financial measure, for each of the periods indicated (in thousands, except for per unit amounts):         Three Months Ended March 31,       2022     2021   Net income (loss) available to limited partners   $ 5,047     $ (3,967) Interest expense     6,661       3,497   Income tax benefit     (1,859)     (306) Depreciation, amortization and accretion expense     20,275       18,031   EBITDA     30,124       17,255   Equity-based employee and director compensation expense     732       368   Loss on dispositions and lease terminations, net     244       648   Acquisition-related costs (a)     868       2,394   Adjusted EBITDA     31,968       20,665   Cash interest expense     (5,981)     (3,236) Sustaining capital expenditures (b)     (1,554)     (1,392) Current income tax expense     (185)     (284) Distributable Cash Flow   $ 24,248     $ 15,753   Distributions paid     19,896       19,881   Distribution Coverage Ratio   1.22x     0.79x   (a) Relates to certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain purchase accounting adjustments associated with recently acquired businesses.   (b) Under the Partnership Agreement, sustaining capital expenditures are capital expenditures made to maintain our long-term operating income or operating capacity. Examples of sustaining capital expenditures are those made to maintain existing contract volumes, including payments to renew existing distribution contracts, or to maintain our sites in conditions suitable to lease, such as parking lot or roof replacement/renovation, or to replace equipment required to operate the existing business.